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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 14, 2005

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                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)


   Delaware                          1-9924                    52-1568099
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(State or other                    (Commission                (IRS Employer
jurisdiction of                    File Number)             Identification No.)
 incorporation)

                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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                                 Citigroup Inc.
                           Current Report on Form 8-K

Item 1.01  Entry into a Material Definitive Agreement.

On July 14, 2005, Citigroup Inc. issued a press release announcing that Robert
B. Willumstad, its President and Chief Operating Officer and a member of the Board of Directors of Citigroup, will resign these positions, effective September 5, 2005. Citigroup will enter into a separation agreement with Mr. Willumstad pursuant to which Mr. Willumstad will: (a) receive pro rata incentive compensation for the year 2005 in an amount equal to 7/12ths of the total incentive compensation he would have otherwise received for 2005 based on year-end financial results for Citigroup, such payment to be made at such time as incentive payments are made to other senior officers of Citigroup; (b) have the vesting of a pro rata portion (40%) of his July 2003 restricted stock award accelerated; (c) agree to certain non-compete and non-solicitiation provisions; and (d) be provided an office, secretarial support and a car and driver until the earlier of August 31, 2006 or the date upon which he obtains other employment.

A copy of the above-referenced press release is being filed as Exhibit 99.1 to this Form 8-K.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a), (b) On July 14, 2005, Citigroup announced that Robert B. Willumstad, its President and Chief Operating Officer and a member of the Board of Directors of Citigroup, will resign these positions, effective September 5, 2005.


Item 9.01  Financial Statements and Exhibits.

(c)   Exhibits

      Exhibit Number
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           99.1         Press release, dated July 14, 2005, issued by Citigroup
                        Inc.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 14, 2005         CITIGROUP INC.


                             By:    /s/ Michael S. Helfer
                             -----------------------------------------
                             Name:  Michael S. Helfer
                             Title: General Counsel and Corporate Secretary
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                                  EXHIBIT INDEX

       Exhibit Number
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            99.1        Press release, dated July 14, 2005, issued by Citigroup
                        Inc.